UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2014

Creative Realities, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Broadway, 9th Floor, New York, NY 10006

(Address of principal executive offices)

(212) 324-6660

(Registrant's telephone number, including area code)

Wireless Ronin Technologies, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 15, 2014, the registrant filed with the Minnesota Secretary of State Articles of Amendment to its Articles of Incorporation to change its name from “Wireless Ronin Technologies, Inc.” to “Creative Realities, Inc.” A copy of the Articles of Amendment is attached hereto as Exhibit 3.1, and is incorporated herein by reference. Effective September 17, 2014, the registrant’s shares of common stock will be traded on the OTCQB tier of the OTC Markets under the ticker symbol “CREX” as a result of the above-described name change.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to Articles of Incorporation filed September 15, 2014 (filed herewith).

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREATIVE REALITIES, INC.: (Registrant)

By:	/s/ John Walpuck
John Walpuck
Chief Financial Officer

Dated: September 17, 2014

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles of Amendment to Articles of Incorporation filed September 15, 2014 (filed herewith).

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